Exhibit 99.1

                  VALHI, INC. AND SUBSIDIARIES

        INDEX TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS




                                                                        Page
                                                                      --------
Pro Forma Condensed Consolidated Balance Sheet - March 31, 1998       F-2/F-3

Notes to Pro Forma Condensed Consolidated Balance Sheet                 F-4

Pro Forma Condensed Consolidated Statements of Income:
    Year ended December 31, 1997                                        F-5
    Three months ended March 31, 1998                                   F-6

Notes to Pro Forma Condensed Consolidated Statements of Income          F-7




The following Pro Forma Condensed Consolidated Financial Statements of Valhi, Inc. and Subsidiaries reflect the consolidated financial position and results of operations of Valhi under the assumptions set forth in the respective notes. These pro forma condensed consolidated financial statements should be read in conjunction with the historical consolidated financial statements of Valhi, Inc. These pro forma condensed consolidated financial statements are not necessarily indicative of Valhi's consolidated financial position or results of operations as they may be in the future.




                                     F-1


                              VALHI, INC. AND SUBSIDIARIES

                     PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                   March 31, 1998
                                      (Unaudited)

                                     (In millions)


                                                          Pro forma adjustments
                                                Valhi    -------------------------
                   ASSETS                    historical       I            II         Pro forma
                                             ----------- -----------   -----------   -----------
Current assets:
  Cash and cash equivalents                      $544.3     ($165.6)        $99.0        $477.7
  Accounts and other receivables                  199.6           -             -         199.6
  Inventories                                     184.6           -             -         184.6
  Prepaid expenses                                  5.0           -             -           5.0
  Deferred income taxes                             5.2           -             -           5.2
                                             ----------- -----------   -----------   -----------
                                                  938.7      (165.6)         99.0         872.1
                                             ----------- -----------   -----------   -----------
Other assets:
  Marketable securities                           286.9           -             -         286.9
  Investment in affiliates and joint ventures     193.5       165.6             -         359.1
  Loan to Contran Corporation                      99.0           -         (99.0)            -
  Other loans and notes receivable                 82.4           -             -          82.4
  Mining properties                                15.5           -             -          15.5
  Goodwill                                        256.4           -             -         256.4
  Other assets                                     50.3           -             -          50.3
                                             ----------- -----------   -----------   -----------
                                                  984.0       165.6         (99.0)      1,050.6
                                             ----------- -----------   -----------   -----------
Property and equipment, net                       505.9           -             -         505.9
                                             ----------- -----------   -----------   -----------

                                               $2,428.6       $   -         $   -      $2,428.6
                                             =========== ===========   ===========   ===========




                                                             F-2

                           VALHI, INC. AND SUBSIDIARIES

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (CONTINUED)

                                   March 31, 1998
                                      (Unaudited)

                                     (In millions)


                                                          Pro forma adjustments
                                                Valhi    -------------------------
    LIABILITIES AND STOCKHOLDERS' EQUITY     historical       I            II         Pro forma
                                             ----------- -----------   -----------   -----------
Current liabilities:
  Notes payable & current long-term debt          $56.3       $   -         $   -         $56.3
  Accounts payable & accrued liabilities          188.7           -             -         188.7
  Income taxes                                     91.4           -             -          91.4
  Deferred income taxes                             0.6           -             -           0.6
                                             ----------- -----------   -----------   -----------
                                                  337.0           -             -         337.0
                                             ----------- -----------   -----------   -----------
Noncurrent liabilities:
  Long-term debt                                  861.5           -             -         861.5
  Deferred income taxes                           302.9           -             -         302.9
  Other                                           263.4           -             -         263.4
                                             ----------- -----------   -----------   -----------
                                                1,427.8           -             -       1,427.8
                                             ----------- -----------   -----------   -----------
Minority interest                                  76.8           -             -          76.8
                                             ----------- -----------   -----------   -----------
Stockholders' equity:
  Common stock and paid-in capital                 43.3           -             -          43.3
  Retained earnings                               513.6           -             -         513.6
  Adjustments:
    Marketable securities                         130.4           -             -         130.4
    Currency translation                          (24.9)          -             -         (24.9)
    Pension liabilities                            (1.5)          -             -          (1.5)
  Treasury stock                                  (73.9)          -             -         (73.9)
                                             ----------- -----------   -----------   -----------
                                                  587.0           -             -         587.0
                                             ----------- -----------   -----------   -----------

                                               $2,428.6       $   -         $   -      $2,428.6
                                             =========== ===========   ===========   ===========



  See accompanying notes to pro forma condensed consolidated balance sheet.

                                                             F-3

                  VALHI, INC. AND SUBSIDIARIES

        NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                         (Unaudited)

Note 1 - Basis of presentation:

     The Pro Forma Condensed Consolidated Balance Sheet assumes the following transactions, more fully described in Item 2 of this Current Report on Form 8-K dated June 19, 1998, occurred on March 31, 1998:

I - Valhi purchases 2,948,031 shares of Tremont Corporation common stock for a cash price of $56 per share. Valhi will account for its 43.8% interest in Tremont by the equity method.

II - Contran Corporation repays the outstanding balance of its revolving line of credit owed to Valhi ($99 million at March 31, 1998).


Note 2 - Pro forma adjustments:

I - Reflect the purchase of 2,948,031 shares of Tremont Corporation common stock as follows:


                                                                                 Amount
                                                                              -------------
                                                                              (In millions)
        Aggregate cash purchase price for 2,948,031 shares of Tremont
         Corporation common stock at a cash price of $56 per share                  $165.1

        Plus estimated fees and expenses                                               0.5
                                                                              -------------

        Aggregate purchase price                                                    $165.6
                                                                              =============




II - Reflect Contran Corporation's repayment of the outstanding balance of its revolving line of credit owed to Valhi.



                                     F-4


                                VALHI, INC. AND SUBSIDIARIES

                    PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

                                Year ended December 31, 1997
                                        (Unaudited)

                            (In millions, except per share data)



                                                          Pro forma adjustments
                                                Valhi    -------------------------
                                             historical       I            II         Pro forma
                                             ----------- -----------   -----------   -----------
Revenues and other income:
  Net sales                                    $1,093.1     $   -         $   -        $1,093.1
  Interest and other, net                         124.8           -          (9.4)(a)     115.4
                                             ----------- -----------   -----------   -----------
                                                1,217.9           -          (9.4)      1,208.5
                                             ----------- -----------   -----------   -----------
Costs and expenses:
  Cost of goods sold                              804.5           -             -         804.5
  Selling, general and administrative             227.1           -             -         227.1
  Interest                                        118.9           -             -         118.9
                                             ----------- -----------   -----------   -----------
                                                1,150.5           -             -       1,150.5
                                             ----------- -----------   -----------   -----------
    Income of consolidated companies
      before income taxes                          67.4           -          (9.4)         58.0

Equity in Waste Control Specialists               (12.7)          -             -         (12.7)
Equity in Tremont Corporation                         -         3.7 (a)         -           3.7
                                             ----------- -----------   -----------   -----------

    Income before income taxes                     54.7         3.7          (9.4)         49.0

Provision for income taxes                         27.6         1.3 (b)      (3.3)(b)      25.6
                                             ----------- -----------   -----------   -----------

    Income from continuing operations             $27.1        $2.4         ($6.1)        $23.4
                                             =========== ===========   ===========   ===========

Basic earnings per share from
 continuing operations                            $0.24                                   $0.20
                                             ===========                             ===========

Weighted average common shares outstanding        115.0                                   115.0
                                             ===========                             ===========



See accompanying notes to pro forma condensed consolidated statements of income.


                                                             F-5


                                VALHI, INC. AND SUBSIDIARIES

                    PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

                                Three months ended March 31, 1998
                                        (Unaudited)

                            (In millions, except per share data)



                                                          Pro forma adjustments
                                                Valhi    -------------------------
                                             historical       I            II         Pro forma
                                             ----------- -----------   -----------   -----------
Revenues and other income:
  Net sales                                      $267.4     $   -         $   -          $267.4
  Gain on:
    Disposal of business unit                     330.2           -             -         330.2
    Reduction in interest in subsidiary            67.9           -             -          67.9
  Interest and other, net                          20.6           -          (2.8)(a)      17.8
                                             ----------- -----------   -----------   -----------
                                                  686.1           -          (2.8)        683.3
                                             ----------- -----------   -----------   -----------
Costs and expenses:
  Cost of goods sold                              187.6           -             -         187.6
  Selling, general and administrative              49.2           -             -          49.2
  Interest                                         25.4           -             -          25.4
                                             ----------- -----------   -----------   -----------
                                                  262.2           -             -         262.2
                                             ----------- -----------   -----------   -----------
    Income of consolidated companies
      before income taxes                         423.9           -          (2.8)        421.1

Equity in Waste Control Specialists                (3.2)          -             -          (3.2)
Equity in Tremont Corporation                         -         6.6             -           6.6
                                             ----------- -----------   -----------   -----------
    Income before income taxes and
     minority interest                            420.7         6.6          (2.8)        424.5

Provision for income taxes                        181.6         2.3 (b)      (1.0)(b)     182.9

Minority interest                                  34.4           -             -          34.4
                                             ----------- -----------   -----------   -----------

    Income from continuing operations            $204.7        $4.3         ($1.8)       $207.2
                                             =========== ===========   ===========   ===========

Basic earnings per share from
 continuing operations                            $1.78                                   $1.80
                                             ===========                             ===========

Weighted average common shares outstanding        115.1                                   115.1
                                             ===========                             ===========



See accompanying notes to pro forma condensed consolidated statements of income.

                                                             F-6

                  VALHI, INC. AND SUBSIDIARIES

    NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME

                         (Unaudited)

Note 1 - Basis of presentation:

     The Pro Forma Condensed Consolidated Statements of Income assumes the transactions described in Item 2 of this Current Report on Form 8-K dated June 19, 1998 occurred as of the beginning of 1997.

     Valhi will account for its 43.8% interest in Tremont by the equity method.

Note 2 - Pro forma adjustments:

I - (a) Reflect Valhi's equity in earnings of Tremont for its 43.8% interest in Tremont, including amortization of purchase accounting basis differences.

    (b) Income taxes for pro forma adjustment (a), using the 35% U.S. federal statutory income tax rate.


II -(a) Reflect reduction in interest income resulting from the use of $165.6 million to purchase the Tremont shares, at an average interest rate of 5.7% in 1997 and 6.7% in 1998.

    (b) Income taxes for pro forma adjustment (a), using the 35% U.S. federal statutory income tax rate.




                                     F-7